abrdn ETFs
(the “Trust”)

abrdn Bloomberg All Commodity Strategy K-1 Free ETF (“BCI”)
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (“BCD”)
(each a “Fund” and together the “Funds”)

Supplement dated July 1, 2026, to each Fund’s Summary Prospectus, each dated May 1, 2026, as amended to date

At a meeting held on June 8, 2026, the Board of Trustees of the Trust approved the termination of Vident Advisory, LLC (doing business as Vident Asset Management) (“Vident” or the “Sub-Advisor”), as sub-adviser to each Fund and its respective wholly-owned Cayman Islands subsidiary (each, a “Subsidiary” and together, the “Subsidiaries”), which is anticipated to be effective on or about September 21, 2026 (the “Effective Date”). Accordingly, as of the Effective Date, all references in each Summary Prospectus to Vident, the “Sub-Advisor,” or any service provided by Vident to the Funds or the Subsidiaries are hereby deleted.

As of the Effective Date, abrdn Inc. (the “Advisor”), the investment adviser to each Fund and its Subsidiary, will assume all investment advisory services previously delegated to Vident under the sub-advisory agreement, including day-to-day management of each Fund and its Subsidiary. The Funds and Subsidiaries will no longer have a sub-adviser.

In connection with these changes, the subsection titled “Investment Advisor and Sub-Advisor” in the “Management” section of each Summary Prospectus is hereby revised as of the Effective Date to state that abrdn Inc. serves as the investment adviser to the Fund and its Subsidiary, and references to Vident serving as sub-adviser are deleted. In addition, references in each Summary Prospectus to the Advisor and Sub-Advisor jointly managing the Funds and the Subsidiaries, determining allocations, monitoring investments, or otherwise performing portfolio management functions are revised to refer only to the Advisor, abrdn Inc., as applicable.

Additionally, as of the Effective Date, the portfolio managers primarily responsible for the day-to-day management of each Fund and its Subsidiary will be Awais Khan and Brian Glennon of abrdn Inc., replacing Austin Wen and Rafael Zayas.

Accordingly, on the Effective Date, the “Portfolio Managers” table in each Fund’s Summary Prospectus, is replaced with the following:

Employee	Length of Service	Title
Awais Khan	Since September 2026	Portfolio Manager
Brian Glennon	Since September 2026	Portfolio Manager

Please retain this Supplement for future reference